T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

Supplement to Prospectuses Dated May 1, 2020

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective December 31, 2020, Siby Thomas will join Samy B. Muaddi as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Thomas joined T. Rowe Price in 2009.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective December 31, 2020, Siby Thomas will join Samy B. Muaddi as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Thomas joined T. Rowe Price in 2009 and his investment experience dates from that time. For the past five years, he has served as an associate portfolio manager and emerging markets credit analyst in the Fixed Income Division with the Firm.

The date of this supplement is June 24, 2020.

F193-041 6/24/20